Current Taxes and Deferred Taxes - Schedule Of Effect On Income (Detail) - CLP ($) $ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Income tax expense
Current tax expense	$ (95,760)	$ (19,689)	$ (19,326)
Deferred taxes
Deferred tax expenses	28,110	74,611	23,105
Subtotals	(67,650)	54,922	3,779
Others	591	(2,051)	(211)
Net expense for income taxes	$ (67,059)	$ 52,871	$ 3,568